SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): July 10, 2015

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 3.02 relating to that certain Contribution and Subscription Agreement dated July 10, 2015, by and among Wheeler REIT, L.P., a Virginia limited partnership of which the Registrant is the sole general partner (“Wheeler REIT”), and 18 investors (each, a “Contributor,” and collectively, the “Contributors”), is incorporated herein by reference. In addition, the Contribution and Subscription Agreement is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, Robin Hanisch, the Registrant's Secretary, and Ann McKinney, a Director of the Registrant, are three Contributors. No other director, officer or affiliate of the Registrant is affiliated with the remaining Contributors.

The foregoing description of the material terms of the Contribution and Subscription Agreement is qualified in its entirety by reference to the Contribution and Subscription Agreement, filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On July 10, 2015, the parties closed the transaction contemplated by the Contribution and Subscription Agreement, and Wheeler REIT exchanged an aggregate of 125,966 of common units of limited partnership interests in Wheeler REIT (the “Common Units”) valued at $246,893.93 based on the last reported sales price of the Registrant's common stock on the Nasdaq Capital Market on July 9, 2015 for the Contributors’ membership interests in Chesapeake Square Associates, LLC, a Virginia limited liability company (“Chesapeake Square”), representing 64% of the legal and economic interest of Chesapeake Square. The remaining legal and economic interest in Chesapeake Square was acquired with cash. The Common Units issued to the Contributors represent, in the aggregate, 3.00% of the issued and outstanding Common Units. Beginning on July 10, 2016, the Common Units are redeemable for cash equal to the then-current market value of one share of the Registrant’s common stock or, at the Registrant’s option, one share of the Registrant’s common stock. Wheeler REIT did not receive any proceeds from the exchange. The issuance of the Common Units was exempt from registration pursuant to the exemption provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended. The foregoing description of the Contribution and Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 hereto.

ITEM 8.01 OTHER EVENTS.
As of July 10, 2015, Wheeler REIT, as purchaser, acquired real property known as Chesapeake Square (the "Property"), located in Onley, Virginia. The Property has an acquisition value of Six Million Three Hundred Thirty-Nine Thousand One Hundred Seventy-Five and 00/100 dollars ($6,339,175.00). The Property was acquired by obtaining the membership interests in the Property owner, Chesapeake Square, using a combination of cash and the exchange of its Common Units (as described in Item 3.02).

Jon Wheeler, the Registrant's Chairman and Chief Executive Officer, is the managing member of Chesapeake Square.

On July 13, 2015, the Registrant issued a press release disclosing the acquisition of the Property. This press release is attached as Exhibit 99.1 to this Form Current Report on 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired.

The Registrant will file the requisite financial information for the Property no later than 71 calendar days after the initial filing of this Current Report on Form 8-K.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits.

10.1	Contribution and Subscription Agreement, dated July 10, 2015, by and among Wheeler REIT and the Contributors.

99.1	Press release dated July 13, 2015, disclosing the acquisition of the Property.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer
Dated: July 13, 2015

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Contribution and Subscription Agreement, dated July 10, 2015, by and among Wheeler REIT and the Contributors.
99.1	Press release dated July 13, 2015, disclosing the acquisition of the Property.